[Logo Omitted]


Memo

       To:        Travelzoo.com Corporation; Travelzoo.com Sales, Inc.

       From:      Ralph Bartel

       CC:

       Date:      01/02/99

       Re:        Agreement




       Service Agreement

       This is to confirm that both parties agreed today that Travelzoo.com Corporation outsources all operations to Silicon Channels Corporation dba Travelzoo.com Sales, Inc.. Travelzoo.com Sales, Inc. will receive a 50% split of the net income (before income taxes) generated from operating the Trazelzoo.com web site and its business.

       This agreement shall become effective on January 1, 1999. This agreement replaces the existing contract dated October 10, 1998.




       /s/ R. Bartel
       -------------------------------
       Ralph Bartel
       President
       Silicon Channels Corporation dba Travelzoo.com Sales, Inc.



       /s/ R. Bartel
       -------------------------------
       Ralph Bartel
       Chairman and Chief Executive Officer
       Travelzoo.com Corporation




       January 2, 1999